Summary Prospectus 2012 BMO Small-Cap Growth Fund

Class I MSGIX	Class Y MRSCX	As of December 28, 2012, as supplemented June 14, 2013, September 13, 2013, and November 7, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.bmofundsus.com. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 28, 2012, are incorporated by reference into this Summary Prospectus. Effective November 1, 2013, the Fund was closed to new investors except as described below under “Fund Closing.”

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	None		None
Other Expenses	0.46%		0.21%
Acquired Fund Fees and Expenses(1)	0.15%		0.15%
Total Annual Fund Operating Expenses	1.61%		1.36%
Fee Waiver and Expense Reimbursement(2)	(0.02%	)	(0.02%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.59%		1.34%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies, including business development companies. Expenses of business development companies are similar to expenses paid by any operating company held by the Fund. These expenses are not direct costs paid by Fund shareholders, do not impact costs associated with fund operations and are not included in the Fund’s financial statements. Accordingly, Total Annual Fund Operating Expenses shown above will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.44% for Class Y and 1.19% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through

December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$162	$136
3 Years	$506	$429
5 Years	$874	$743
10 Years	$1,909	$1,633

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of small-sized U.S. companies similar in size to those within the Russell 2000® Growth Index. These small-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 2000® Growth Index. The largest company by market capitalization in the Russell 2000® Growth Index was approximately $4.6 billion as of August 31, 2012 and the median market capitalization of companies in the Index as of the same period was $582 million. The Adviser selects stocks of companies with growth characteristics, including companies with above-average earnings growth potential and companies where significant changes are taking place, such as new products, services, methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other

www.bmofundsus.com

Summary Prospectus 2012 BMO Small-Cap Growth Fund

Class I MSGIX	Class Y MRSCX	As of December 28, 2012, as supplemented June 14, 2013, September 13, 2013, and November 7, 2013

government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 10.12%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2003	30.45%
Worst quarter	9/30/2011	(24.00)%

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	(3.82)%	5.51%	7.26%
Return After Taxes on Distributions	(4.69)%	4.54%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares	(1.32)%	4.46%	6.09%
Class I (Inception 1/31/08)
Return Before Taxes	(3.64)%	N/A	5.92%
Russell 2000® Growth (reflects no deduction for fees, expenses or taxes)	(2.91)%	2.09%	4.48%
LSCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	(3.40)%	1.14%	3.65%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell 2000® Growth Index (Russell 2000® Growth) measures the performance of those companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Small-Cap Growth Funds Index (LSCGFI) is an average of the 30 largest mutual funds in this Lipper category.

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Summary Prospectus 2012 BMO Small-Cap Growth Fund

Class I MSGIX	Class Y MRSCX	As of December 28, 2012, as supplemented June 14, 2013, September 13, 2013, and November 7, 2013

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Patrick M. Gundlach and Kenneth S. Salmon co-manage the Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since July 2007. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000 and has co-managed the Fund since December 2004.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Closing

Due to capacity constraints and related investment considerations, the Board of Directors of BMO Funds, Inc. has approved the recommendation from the Adviser to limit new investors in the Fund. Assets under management in the Adviser’s small-cap growth strategy are approaching approximately $1.5 billion. Accordingly, effective November 1, 2013 (the “Closing Date”), the Fund was closed to new investors except as described below.

•

Shareholders of the Fund, as a record or beneficial owner, as of the Closing Date may continue to purchase additional Fund shares, including through reinvestment of dividends and capital gains distributions and exchanges.

•

Investors approved by the Fund prior to the Closing Date, including financial advisors and retirement plans that have approved the inclusion of the Fund as an investment option for their existing and new clients or participants prior to the Closing Date, may purchase Fund shares following the Closing Date.

•	Wrap fee programs that purchase shares of the Fund on or before the Closing Date may purchase Fund shares following the Closing Date on behalf of existing and new clients.

•

Investment advisors, banks, and trust companies that have an investment allocation to the Fund for a fee-based, wrap, advisory, or other account as of the Closing Date may purchase Fund shares following the Closing Date on behalf of existing and new clients.

•	Fund-of-funds may purchase Fund shares following the Closing Date.

•	Directors of BMO Funds, Inc., employees of the Adviser and its affiliates, and their immediate household family members may purchase Fund shares following the Closing Date.

•	Customers of certain other financial intermediaries as approved by the Adviser may purchase Fund shares following the Closing Date.

The Adviser may, for any reason, make additional exceptions, limit, reject or otherwise modify any exception, and reopen the Fund to new or existing shareholders at any time.

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Summary Prospectus 2012 BMO Small-Cap Growth Fund

Class I MSGIX	Class Y MRSCX	As of December 28, 2012, as supplemented June 14, 2013, September 13, 2013, and November 7, 2013

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